EXHIBIT 10.2
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                                  HELPCITY,INC.
                             2001 STOCK OPTION PLAN
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                                TABLE OF CONTENTS
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                                                                            Page
                                                                            ----
SECTION  1.  PURPOSE.                                                          1
SECTION  2.  DEFINITIONS.                                                      1
(a)     "Award"                                                                1
(b)     "Board  of  Directors"                                                 1
(c)     "Change  in  Control"                                                  1
(d)     "Code"                                                                 1
(e)     "Committee"                                                            2
(f)     "Common-Law  Employee"                                                 2
(g)     "Company"                                                              2
(h)     "Employee"                                                             2
(i)     "Exchange  Act"                                                        2
(j)     "Exercise  Price"                                                      2
(k)     "Fair  Market  Value"                                                  2
(l)     "Incentive  Stock  Option"  or  "ISO"                                  3
(m)     "Nonstatutory  Option"  or  "NSO"                                      3
(n)     "Offeree"                                                              3
(o)     "Option"                                                               3
(p)     "Optionee"                                                             3
(q)     "Outside  Director"                                                    3
(r)     "Participant"                                                          3
(s)     "Plan"                                                                 3
(t)     "Purchase  Price"                                                      3
(u)     "Restricted  Share"                                                    3
(v)     "Service"                                                              3
(w)     "Share"                                                                3
(x)     "Stock"                                                                3
(y)     "Stock  Award  Agreement"                                              3
(z)     "Stock  Option  Agreement"                                             3
(aa)     "Stock  Purchase  Agreement"                                          4
(bb)     "Subsidiary"                                                          4
(cc)     "Total  and  Permanent  Disability"                                   4
(dd)     "W-2  Payroll"                                                        4
SECTION  3.  ADMINISTRATION.                                                   4
(a)     Committee  Membership                                                  4
(b)     Committee  Procedures                                                  4
(c)     Committee  Responsibilities                                            4
(d)     Committee  Liability                                                   5
(e)     Financial  Reports                                                     5
SECTION  4.  ELIGIBILITY.                                                      5
(a)     General  Rule                                                          5
(b)     Ten-Percent  Shareholders                                              5
(c)     Attribution  Rules                                                     5
(d)     Outstanding  Stock                                                     5
SECTION  5.  STOCK  SUBJECT  TO  PLAN.                                         5
(a)     Basic  Limitation                                                      5
(b)     Additional  Shares                                                     6
SECTION  6.  TERMS  AND  CONDITIONS  OF  AWARDS  OR  SALES.                    6
(a)     Stock  Purchase  Agreement                                             6
(b)     Duration  of  Offers                                                   6
(c)     Purchase  Price                                                        6
(d)     Payment  for  Shares                                                   6
(e)     Exercise  of  Awards  on  Termination  of  Service                     7
SECTION  7.  ADDITIONAL  TERMS  AND  CONDITIONS  OF  RESTRICTED                7
(a)     Form  and  Amount  of  Award                                           7
(b)     Exercisability                                                         7
(c)     Effect  of  Change  in  Control                                        7
(d)     Voting  Rights                                                         7
SECTION  8.  TERMS  AND  CONDITIONS  OF  OPTIONS.                              8
(a)     Stock  Option  Agreement                                               8
(b)     Number  of  Shares                                                     8
(c)     Exercise  Price                                                        8
(d)     Exercisability                                                         8
(e)     Effect  of  Change  in  Control                                        8
(f)     Term                                                                   8
(g)     Exercise  of  Options  on  Termination  of  Service                    8
(h)     Payment  of  Option  Shares                                            9
(i)     No  Rights  as  a  Shareholder                                         9
(j)     Modification,  Extension  and  Assumption  of  Options                 9
SECTION  9.  ADJUSTMENT  OF  SHARES.                                           9
(a)     General                                                                9
(b)     Reorganizations                                                       10
(c)     Reservation  of  Rights                                               10
SECTION  10.  WITHHOLDING  TAXES.                                             10
(a)     General                                                               10
(b)     Share  Withholding                                                    10
(c)     Cashless  Exercise/Pledge                                             10
(d)     Other  Forms  of  Payment                                             10
SECTION  11.  ASSIGNMENT  OR  TRANSFER  OF  AWARDS.                           10
(a)     General                                                               10
(b)     Trusts                                                                11
SECTION  12.  LEGAL  REQUIREMENTS.                                            11
SECTION  13.  NO  EMPLOYMENT  RIGHTS.                                         11
SECTION  14.  DURATION  AND  AMENDMENTS.                                      11
(a)     Term  of  the  Plan                                                   11
(b)     Right  to  Amend  or  Terminate  the  Plan                            11
(c)     Effect  of  Amendment  or  Termination                                11


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                      HELPCITY, INC. 2001 STOCK OPTION PLAN

SECTION  1.  PURPOSE.

     The purpose of the 2001 Stock Option Plan (the "Plan") is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options) as well as the direct award or sale of Shares of the Company's Common Stock. While this Plan is intended to satisfy federal Rule 701 and Section 25102(o) of the California Corporations Code, awards may be granted under this Plan in reliance upon other federal and state securities law exemptions and to the extent another exemption is relied upon, the terms of this Plan which are required only because of Rule 701 or Section 25102(o) need not apply to the extent provided by the Committee in the award agreement.

SECTION  2.  DEFINITIONS.

     (a) "Award" shall mean any award of an Option, Restricted Share or other right under the Plan.

     (b) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (c)     "Change  in  Control"  shall  mean:

             (i) The consummation of a merger, consolidation, sale of the Company's stock, or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; or

             (ii) The sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company.

             (iii) The term Change in Control shall not include: (a) a transaction the sole purpose of which is to change the state of the Company's incorporation, or (b) the Company's initial public offering.

     (d)     "Code" shall mean the Internal Revenue  Code of 1986,  as  amended.

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     (e)     "Committee" shall mean a  committee of the Board of Directors which is authorized to administer  the  Plan  under  Section  3.

     (f) "Common-Law Employee" shall mean an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Employee for that period, even if any person, court of law or government agency determines, retroactively, that that individual is or was a Common-Law Employee during all or any portion of that period.

     (g)     "Company" shall  mean  HelpCity,  Inc.

     (h) "Employee" shall mean (i) any individual who is a Common-Law Employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

     (i) "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

     (j) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (k) "Fair Market Value" means the market price of Shares, determined by the Committee as follows:

             (i) If the Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

             (ii) If the Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

             (iii) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

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             (iv)    If none of the foregoing provisions is applicable, then the
     Fair Market Value shall be determined by the Committee in good faith on Such basis as it deems appropriate.

     In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     (l) "Incentive Stock Option" or "ISO" shall mean an employee incentive stock option described in Code section 422(b).

     (m) "Nonstatutory Option" or "NSO" shall mean an employee stock option that is not an ISO.

     (n) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (o) "Option" shall mean an Incentive Stock Option or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (p)     "Optionee" shall mean an individual or estate who holds an  Option.

     (q) "Outside Director" shall mean a member of the Board who is not a Common-Law Employee of the Company or a Subsidiary.

     (r) "Participant" shall mean an individual or estate who holds an Award.

     (s)     "Plan" shall mean this 2001 Stock  Option Plan  of  HelpCity,  Inc.

     (t) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (u) "Restricted Share" shall mean a Share sold or granted to an eligible Employee which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

     (v)     "Service" shall  mean  service  as  an  Employee.

     (w) "Share" shall mean one share of Stock, as adjusted in accordance with Section 9 (ifapplicable).

     (x)     "Stock" shall  mean  the  common  stock  of  the  Company.

     (y) "Stock Award Agreement" shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

     (z) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

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     (aa)    "Stock  Purchase  Agreement" shall mean the agreement  between  the
Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (bb) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (cc) "Total and Permanent Disability" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (dd) "W-2 Payroll" means whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of Form W-2 to the individual. "W-2 Payroll" does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which May be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a "W-2 Payroll" shall be Determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION  3.  ADMINISTRATION.

     (a) Committee Membership. The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Company's Board of Directors. If no Committee has been appointed, the entire Board shall constitute the Committee.

     (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c) Committee Responsibilities. The Committee has and may exercise such power and authority as may be necessary or appropriate for the Committee to arry out its functions as described in the Plan. The Committee has authority in its discretion to determine eligible Employees to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical) and to make all other determinations necessary or advisable for Plan administration, the Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all persons.

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     (d)     Committee  Liability.  No member of the Board or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.

     (e) Financial Reports. To the extent required by applicable law, and not less often than annually, the Company shall furnish to Offerees, Optionees and Shareholders who have received Stock under the Plan its financial statements including a balance sheet regarding the Company's financial condition and results of operations, unless such Offerees, Optionees or Shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION  4.  ELIGIBILITY.

     (a) General Rule. Only Employees shall be eligible for designation as Participants by the Committee. In addition, only individuals who are employed as Common-Law Employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b) Ten-Percent Shareholders, Officers, and Directors. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries, Officers, and Directors, shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by Applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

     (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include shares authorized for issuance under outstanding Options held by the Employee or by any other person.

SECTION  5.  STOCK  SUBJECT  TO  PLAN.

     (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares. Subject to Sections 5(b) and 9 of the Plan, the aggregate number of Shares which may be issued or transferred as common stock pursuant to an Award under the Plan shall not exceed 3,000,000 Shares.
     In any event, (i) the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of

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Shares which then remain  available for issuance under the Plan; and (ii) to the extent an award is made in reliance upon the exemption available under Section 25102(o) of the California Corporations Code, the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan or otherwise shall not exceed the limitation imposed by Section 260.140.45 of Title 10 of the California Code of Regulations. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If a Restricted Share is forfeited before any dividends have been paid with respect to such Restricted Share, then such Restricted Share shall again become available for award under the Plan.

SECTION  6.  TERMS  AND  CONDITIONS  OF  AWARDS  OR  SALES.

     (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b) Duration of Offers. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee.

     (c) Purchase Price. Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant (110% for 10% shareholders, officers and directors), except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Subsection (d) below.

     (d) Payment for Shares. The entire Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

             (i) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which Have Already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

             (ii) Promissory Notes. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms

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     and conditions of  such  note  shall  be  determined by the Committee.  The
     Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

             (iii) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

             (iv) Other Forms of Payment. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent With applicable laws, regulations and rules.

     (e) Exercise of Awards on Termination of Service. Each Stock Award Agreement shall set forth the extent to which the recipient shall have the right to exercise the Award following termination of the recipient's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all the Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

SECTION  7.  ADDITIONAL  TERMS  AND  CONDITIONS  OF  RESTRICTED  SHARES.

     (a) Form and Amount of Award. Each Stock Award Agreement shall specify the number of Shares that aresubject to the Award. Restricted Shares may be awarded in combination with NSOs and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

     (b) Exercisability. Each Stock Award Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments. To the extent required by applicable law, each Stock Award shall become exercisable at the rate of at least 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Stock Award shall be determined by the Committee in its sole discretion.

     (c) Effect of Change in Control. The Committee may determine at the time of making an Award or thereafter, that such Award shall become fully vested, in whole or in part, in the event that a Change in Control occurs with respect to the Company.

     (d) Voting Rights. Holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders invested any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 5.

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SECTION  8.  TERMS  AND  CONDITIONS  OF  OPTIONS.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee a nd the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise Price of a Nonstatutory Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Subsection (h) below.

     (d) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

     (e) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

     (f) Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten years from the date of grant (or five
(5) years for ten percent (10%) shareholders, officers, and directors as provided in Section 4(b)). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

     (g) Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 60 days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's Service terminates due to death or Disability.

     (h) Payment of Option Shares. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

             (i) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

             (ii) Promissory Notes. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

             (iii) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment May be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

             (iv) Other Forms of Payment. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent With applicable laws, regulations and rules.

     (i) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

SECTION  9.  ADJUSTMENT  OF  SHARES.

     (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in Section 9(c), in one or more of (i) the number of Shares available for future Awards under Section 5,
(ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement.

     (b) Reorganizations. In the event that the Company is a party to a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization, provided however, that the limitations set forth in
Section 9(c) shall  apply.

     (c) Reservation of Rights. Except as provided in this Section 9, an Optionee or an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price or Purchase Agreement of Shares subject to an Option or Stock Purchase Agreement. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION  10.  WITHHOLDING  TAXES.

     (a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

     (c) Cashless Exercise/Pledge. The Committee may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee's withholding obligation by cashless exercise or pledge.

     (d) Other Forms of Payment. The Committee may permit such other means of tax withholding as it deems appropriate.

SECTION  11.  ASSIGNMENT  OR  TRANSFER  OF  AWARDS.

     (a) General. An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, while the Shares are subject to California Corporations Code 25102(o), (i) Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution, and (ii) any rights of repurchase in favor of the Company shall take into account the provisions of Sections 260.140.41 or 260.140.42 of Title 10 of the California Code of Regulations, as applicable.

     (b) Trusts. Neither this Section 11 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to
(a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

SECTION  12.  LEGAL  REQUIREMENTS.

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION  13.  NO  EMPLOYMENT  RIGHTS.

     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION  14.  DURATION  AND  AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no Additional grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, b y such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent equired by applicable laws, regulations or rules including the rules of any applicable exchange.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Option previously granted under the Plan.

THE  SECURITIES  REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER
THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND
QUALIFICATION  UNDER  FEDERAL  AND  STATE   SECURITIES  LAWS  IS  NOT  REQUIRED.

                                 HELPCITY, INC.
                             2001 STOCK OPTION PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

     HELPCITY, Inc. (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2001 Stock Option Plan (the "Plan").

Date of Grant:  _________

Name of Optionee:  _______________________________________

Optionee's Social Security Number:  ______________________

Number of Shares Covered by Option:  _____________________

Exercise Price per Share: $_________
[must be at least 100% fair market value on Date of Grant]

Vesting Start Date:_________

___ Check here if Optionee is a 10% owner, officer, or director (so that exercise price must be 110% of fair market value and term will not exceed 5 years).

BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.

Optionee:  ________________________
              (Signature)

Company:  _________________________
             (Signature)

          Title:  _________________

THE  SECURITIES  REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER
THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND
QUALIFICATION  UNDER  FEDERAL  AND  STATE   SECURITIES  LAWS  IS  NOT  REQUIRED.

                                 HELPCITY, INC.
                             2001 STOCK OPTION PLAN

                         INCENTIVE STOCK OPTION AGREEMENT


INCENTIVE STOCK          This  Option  is  intended  to  be an  incentive  stock
OPTION                   option under section 422 of the  Internal Revenue  Code
                         And  will  be interpreted accordingly.

VESTING                  No  Shares  will  vest until you have performed  twelve
                         (12) months of Service from the commencement of your employment with the Company. You shall have the right to exercise the Option and purchase from the Company the Shares subject to the following vesting schedule:

                         % Vesting        Date of Vesting       Number of Shares

                         _________        _______________       ________________

                         _________        _______________       ________________

                         _________        _______________       ________________

                         _________        _______________       ________________

                         No additional Shares will vest after your Service has terminated for any reason.

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner, officer or director) of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR                  If your Service terminates for any reason except death,
TERMINATION              Disability or for  "Cause,"  your  Option  will  expire
                         at  the  close  of  business  at  Company  headquarters
                         on  the  30th  day after your termination
                         date.  During that 30-day period, you may exercise that
                         portion  of  your  Option   that  was  vested  on  your
                         termination  date.

DEATH If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

DISABILITY               If your  Service terminates because of your Disability,
                         your  Option will  expire  at  the close of business at
                         Company headquarters on the date six months after  your
                         termination  date.  (However, if your Disability is not
                         expected to result in death or to last for a continuous
                         period of at least  12  months,  your  Option  will  be
                         eligible  for ISO tax treatment only if it is exercised
                         within  three  months following the termination of your
                         Service.)   During  that  six-month  period,   you  may
                         exercise that portion of your Option that was vested on the date of your Disability.

                        "Disability"  means that  you are  unable  to  engage in
                        any   substantial  gainful  activity by  reason  of  any
                        medically determinable physical or mental  impairment.

LEAVES  OF  ABSENCE     For  purposes  of  this  Option,  your  Service does not
                        terminate  when  you go on a bona fide  leave of absence
                        that was approved by the  Company  in  writing,  if  the
                        terms  of  the  leave  provide  for  continued   service
                        crediting,  or  when  continued   service  crediting  is
                        required by applicable law. However,  your  Service will
                        be  treated  as  terminating  30  days  after  you  went
                        on leave,  unless your right to return to active work is
                        guaranteed  by  law or  by  a  contract.   Your  Service
                        terminates in any event when the approved leave ends unless you immediately return to active work. The
                        Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE  OF  EXERCISE    When  you wish to exercise this Option, you must execute
                        Appendix A. Your exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT         When  you submit Appendix A, you must include payment of
                        the Exercise Price for  the  Shares  you are purchasing.
                        Payment may b made in one (or a combination) of the following forms at the discretion of the committee:

                             Your personal check, a cashier's check or a money order.

                             Shares which you have owned and which are Surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                             To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                             Any other form of legal consideration approved by the Committee.

WITHHOLDING             You will not be allowed to exercise  this  Option unless
TAXES                   you make  acceptable arrangements to pay any withholding
                        or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

RESTRICTIONS ON         By  signing  this  Agreement, you agree not  to exercise
RESALE                  this Option or sell any Shares acquired upon exercise of
                        this Option at a time when applicable laws,  regulations
                        or  Company  or  underwriter  trading  policies prohibit
                        exercise or sale.  In particular, the Company shall have
                        the right to designate one or more periods of time, each
                        of  which  shall  not  exceed 180 days in length, during
                        which  this  Option  shall  not  be  exercisable  if the
                        Company determines (in its sole  discretion)  that  such
                        limitation  on  exercise  could in any way facilitate  a
                        lessening of any restriction on transfer pursuant to the
                        Securities Act or any state securities laws with respect
                        to any issuance of securities by the Company, facilitate
                        the  registration  or qualification of any securities by
                        the Company  under  the  Securities  Act  or  any  state
                        securities  laws, or  facilitate the  perfection  of any
                        exemption   from   the   registration  or  qualification
                        requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

                        Furthermore, in respect of any underwritten public offering by the Company, you agree that you will not sell or otherwise transfer or dispose of any Shares covered by this Option during a reasonable and customary period of time as agreed to by the Company and the underwriters, not to exceed the greater of (a) 180 days following the effective date of the registration statement of the Company filed under the Securities Act in respect of such offering and (b) such other period of time as agreed to by holders of a majority of the then outstanding Shares. By signing this Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

                        If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the "Securities Act"), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S           In  the  event  that  you  propose  to  sell,  pledge or
RIGHT OF FIRST          otherwise transfer to a third party any  Shares acquired
REFUSAL                 under this Agreement, or any interest  in  such  Shares,
                        the Company shall have the "Right of First Refusal" with
                        respect to all (and not less than all) of  such  Shares.
                        If you desire to  transfer  Shares  acquired  under this
                        Agreement,  you must give a written "Transfer Notice" to
                        the  Company  describing  fully  the  proposed transfer,
                        including   the  number   of  Shares   proposed  to   be
                        transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer
                        Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares.

                        The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

                        The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                        If the Company fails to exercise its Right of First Refusal within

                        30 days after the date when it received the Transfer Notice, you may, not later than 60 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the
                        Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

                        The Company's Right of First Refusal shall inure to the Benefit of its successors and assigns and shall be Binding upon any transferee of the Shares.

TRANSFER OF             Prior  to your death, only you may exercise this Option.
OPTION                  You cannot transfer or assign this Option. For instance,
                        you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                        Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION  RIGHTS       This  Agreement  does  not  give  you  the  right  to be
                        retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS      Neither  you, nor  your estate or heirs, have any rights
                        As a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS             In  the  event  of  a stock split, a stock dividend or a
                        Similar change in the Company's Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                             "THE  SECURITIES  REPRESENTED  BY  THIS CERTIFICATE
                        ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.

                             THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
                        NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED."

APPLICABLE  LAW         This  Agreement  will  be interpreted and enforced under
                        The laws of the State of California (without regard to their choice of law provisions).

THE  PLAN  AND          The text of the Plan is incorporated  in this  Agreement
OTHER AGREEMENTS        by  reference.  Certain  capitalized  terms used in this
                        Agreement are defined  in  the  Plan.

                        This  Agreement,  including  its  attachments,  and  the
                        Plan constitute the entire understanding between you And the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.


BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN. YOU ALSO ACKNOWLEDGE THAT YOU HAVE READ SECTION 11, "PURCHASER'S INVESTMENT REPRESENTATIONS" OF ATTACHMENT A AND THAT YOU CAN AND HEREBY DO MAKE THE SAME REPRESENTATIONS WITH RESPECT TO THE GRANT OF THIS OPTION.

THE  SECURITIES  REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER
THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND
QUALIFICATION  UNDER  FEDERAL  AND  STATE  SECURITIES  LAWS  IS  NOT  REQUIRED.

                                 HELPCITY, INC.
                             2001 STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

     HelpCity, Inc. (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2001 Stock Option Plan (the "Plan").

     HELPCITY, Inc. (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2001 Stock Option Plan (the "Plan").

Date of Grant:  _________

Name of Optionee:  _______________________________________

Optionee's Social Security Number:  ______________________

Number of Shares Covered by Option:  _____________________

Exercise Price per Share: $_________

Vesting Start Date:_________

___ Check here if Optionee is a 10% owner, officer, or director (so that exercise price must be 110% of fair market value and term will not exceed 5 years).

BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.

Optionee:  ________________________
              (Signature)

Company:  _________________________
             (Signature)

          Title:  _________________

THE  SECURITIES  REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER
THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND
QUALIFICATION  UNDER  FEDERAL  AND  STATE  SECURITIES  LAWS  IS  NOT  REQUIRED.

                                 HELPCITY, INC.

                             2001 STOCK OPTION PLAN
                       NONSTATUTORY STOCK OPTION AGREEMENT

NONSTATUTORY             This  Option  is  intended  to  be an  incentive  stock
STOCK OPTION             option under section 422 of the  Internal Revenue  Code
                         And  will  be interpreted accordingly.

VESTING                  No  Shares  will  vest until you have performed  twelve
                         (12) months of Service from the commencement of your employment with the Company. You shall have the right to exercise the Option and purchase from the Company the Shares subject to the following vesting schedule:

                         % Vesting        Date of Vesting       Number of Shares

                         _________        _______________       ________________

                         _________        _______________       ________________

                         _________        _______________       ________________

                         _________        _______________       ________________

                         No additional Shares will vest after your Service has terminated for any reason.

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner, officer or director) of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR                  If your Service terminates for any reason except death,
TERMINATION              Disability, or for  "Cause,"  your  Option  will expire
                         at  the  close  of  business  at  Company  headquarters
                         on  the  30th  day after your termination
                         date.  During that 30-day period, you may exercise that
                         portion  of  your  Option   that  was  vested  on  your
                         termination  date.

DEATH If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

DISABILITY               If your  Service terminates because of your Disability,
                         your Option will expire at the close of business at Company headquarters on the date six months after your termination date. During that six-month period, you ay exercise that portion of your Option that was vested on the date of your Disability.

                        "Disability"  means that  you are  unable  to  engage in
                        any   substantial  gainful  activity by  reason  of  any
                        medically determinable physical or mental  impairment.

LEAVES  OF  ABSENCE     For  purposes  of  this  Option,  your  Service does not
                        terminate  when  you go on a bona fide  leave of absence
                        that was approved by the  Company  in  writing,  if  the
                        terms  of  the  leave  provide  for  continued   service
                        crediting,  or  when  continued   service  crediting  is
                        required by applicable law. However,  your  Service will
                        be  treated  as  terminating  30  days  after  you  went
                        on leave,  unless your right to return to active work is
                        guaranteed  by  law or  by  a  contract.   Your  Service
                        terminates  in  any  event  when the approved leave ends
                        unless    you   immediately   return   to   work.    The
                        Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE  OF  EXERCISE    When  you wish to exercise this Option, you must execute
                        Appendix A. Your exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT         When  you submit Appendix A, you must include payment of
                        the Exercise Price for  the  Shares  you are purchasing.
                        Payment may b made in one (or a combination) of the following forms at the discretion of the committee:

                             Your personal check, a cashier's check or a money order.

                             Shares which you have owned and which are Surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                             To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                             Any other form of legal consideration approved by the Committee.

WITHHOLDING             You will not be allowed to exercise  this  Option unless
TAXES                   you make  acceptable arrangements to pay any withholding
                        or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

RESTRICTIONS ON         By  signing  this  Agreement, you agree not  to exercise
RESALE                  this Option or sell any Shares acquired upon exercise of
                        this Option at a time when applicable laws,  regulations
                        or  Company  or  underwriter  trading  policies prohibit
                        exercise or sale.  In particular, the Company shall have
                        the right to designate one or more periods of time, each
                        of  which  shall  not  exceed 180 days in length, during
                        which  this  Option  shall  not  be  exercisable  if the
                        Company determines (in its sole  discretion)  that  such
                        limitation  on  exercise  could in any way facilitate  a
                        lessening of any restriction on transfer pursuant to the
                        Securities Act or any state securities laws with respect
                        to any issuance of securities by the Company, facilitate
                        the  registration  or qualification of any securities by
                        the Company  under  the  Securities  Act  or  any  state
                        securities  laws, or  facilitate the  perfection  of any
                        exemption   from   the   registration  or  qualification
                        requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

                        Furthermore, in respect of any underwritten public offering by the Company, you agree that you will not sell or otherwise transfer or dispose of any Shares covered by this Option during a reasonable and customary period of time as agreed to by the Company and the underwriters, not to exceed the greater of (a) 180 days following the effective date of the registration statement of the Company filed under the Securities Act in respect of such offering and (b) such other period of time as agreed to by holders of a majority of the then outstanding Shares. By signing this Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

                        If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the "Securities Act"), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S           In  the  event  that  you  propose  to  sell,  pledge or
RIGHT OF FIRST          otherwise transfer to a third party any  Shares acquired
REFUSAL                 under this Agreement, or any interest  in  such  Shares,
                        the Company shall have the "Right of First Refusal" with
                        respect to all (and not less than all) of  such  Shares.
                        If you desire to  transfer  Shares  acquired  under this
                        Agreement,  you must give a written "Transfer Notice" to
                        the  Company  describing  fully  the  proposed transfer,
                        including   the  number   of  Shares   proposed  to   be
                        transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer
                        Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares.

                        The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

                        The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                        If the Company fails to exercise its Right of First Refusal within

                        30 days after the date when it received the Transfer Notice, you may, not later than 60 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the
                        Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

                        The Company's Right of First Refusal shall inure to the Benefit of its successors and assigns and shall be Binding upon any transferee of the Shares.

TRANSFER OF             Prior  to your death, only you may exercise this Option.
OPTION                  You cannot transfer or assign this Option. For instance,
                        you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                        Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION  RIGHTS       This  Agreement  does  not  give  you  the  right  to be
                        retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS      Neither  you, nor  your estate or heirs, have any rights
                        As a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS             In  the  event  of  a stock split, a stock dividend or a
                        Similar change in the Company's Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                             "THE  SECURITIES  REPRESENTED  BY  THIS CERTIFICATE
                        ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.

                             THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
                        NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED."

APPLICABLE  LAW         This  Agreement  will  be interpreted and enforced under
                        The laws of the State of California (without regard to their choice of law provisions).

THE  PLAN  AND          The text of the Plan is incorporated  in this  Agreement
OTHER AGREEMENTS        by  reference.  Certain  capitalized  terms used in this
                        Agreement are defined  in  the  Plan.

                        This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.


BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN. YOU ALSO ACKNOWLEDGE THAT YOU HAVE READ SECTION 11, "PURCHASER'S INVESTMENT REPRESENTATIONS" OF ATTACHMENT A AND THAT YOU CAN AND HEREBY DO MAKE THE SAME REPRESENTATIONS WITH RESPECT TO THE GRANT OF THIS OPTION.

                                   APPENDIX A

                                  HELPCITY, INC.


             Notice of Exercise and Common Stock Purchase Agreement

     THIS AGREEMENT is dated as of ___________, ____, between HelpCity, Inc. (the "Company"), and _________________ ("Purchaser").

                              W I T N E S S E T H:

     WHEREAS, the Company and Purchaser are parties to that certain ___ Incentive ___ Nonstatutory Stock Option Agreement dated as of ___________, ____ (the "Option Agreement") pursuant to which the Purchaser has the right to purchase up to ______ shares of the Company's common stock (the "Option Shares"); and

     WHEREAS,  the  Option  is exercisable with respect to certain of the Option
Shares as  of  the  date  hereof;  and

     WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase Shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the HelpCity, Inc. 2001 Stock Option Plan (the "Plan"). Certain capitalized terms used in this Agreement are defined in the Plan.

     NOW,  THEREFORE,  it  is  agreed  between  the  parties  as  follows:

SECTION  1:  PURCHASE  OF  SHARES.

     (a) Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser _________ shares of the Company's common stock (the "Stock") for the Exercise Price per share specified in the Option Agreement payable by personal check, cashier's check or money order, if permitted by the Option Agreement, as follows: _______________________________. Payment shall be delivered at the Closing, as such term is hereinafter defined.

     (b) The closing hereunder (the "Closing") shall occur at the offices of the Company on __________ ____, 20__ or such other time and place as may be designated by the Company (the "Closing Date").

SECTION  2:  THE  COMPANY'S  RIGHT  OF  FIRST  REFUSAL.

     Before any shares of Stock registered in the name of Purchaser may be sold or transferred, such shares shall first be offered to the Company as set forth in the Option Agreement.

SECTION  3:  PURCHASER'S  RIGHTS  AFTER  EXERCISE  OF  RIGHT  OF  FIRST REFUSAL.

     If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Stock to be repurchased in accordance with the provisions of Sections 2 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION  4:  LEGEND  OF  SHARES.

     All certificates representing the Stock purchased under this Agreement shall, where applicable, have endorsed thereon the legends set forth in the Option Agreement and any other legends required by applicable securities laws.

SECTION  5:  PURCHASER'S  INVESTMENT  REPRESENTATIONS.

     (a) This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's acceptance hereof Purchaser confirms, that the Stock which Purchaser will receive will be acquired with Purchaser's own funds for investment for an indefinite period for Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser's property shall at all times be within Purchaser's control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation, to such person or to any third person, with respect to any of the Stock.

     (b) Purchaser understands that the Stock will not be registered or qualified under federal or state securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under federal or state securities laws and that the Company's reliance on such exemption is predicated on Purchaser's representations set forth herein.

     (c) Purchaser agrees that in no event will Purchaser make a disposition of any of the Stock, unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii)
Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Stock under federal or state securities laws or (B) appropriate action necessary for compliance with the federal or state securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this section.

     (d) With respect to a transaction occurring prior to such date as the Plan and Stock thereunder are covered by a valid Form S-8 or similar federal registration statement, this subsection shall apply unless the transaction is covered by the exemption in California Corporations Code 25102(o) or a similar broad based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's investment, has the ability to bear the economic risks of Purchaser's investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

     (e) Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or if a registration statement covering the Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act of 1933) under the Securities Act of 1933 is not in effect when Purchaser desires to sell the Stock, Purchaser may be required to hold the Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act of 1933 may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION  6:  ASSISTANCE  TO  PURCHASER  UNDER  RULE  144.

     The Company covenants and agrees that (a) at all times after it first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Securities Act of 1933, and that if prior to becoming subject to such reporting requirements an over-the-counter market develops for the Stock, it will make publicly available the information required by Rule 144(c)(2); (b) it will furnish Purchaser, upon request, with all information required for the preparation and filing of Form 144; and (c) it will on a timely basis use its best efforts to file all reports required to be filed and make all disclosures, including disclosures of materially adverse information, required to permit Purchaser to make the required representations in Form 144.

SECTION  7:  NO  DUTY  TO  TRANSFER  IN  VIOLATION  HEREUNDER.

     The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION  8:  RIGHTS  OF  PURCHASER.

     Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock.

SECTION  9:  OTHER  NECESSARY  ACTIONS.

     The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION  10:  NOTICE.

     Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by 10 days' advance written notice to the other party hereto.

SECTION  11:  SUCCESSORS  AND  ASSIGNS.

     This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the rights of first offer described herein shall not constitute a waiver of any other right of first offer that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION  12:  APPLICABLE  LAW.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such state.

SECTION  13:  NO  STATE  QUALIFICATION.

     THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION  14:  NO  ORAL  MODIFICATION.

     No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION  15:  ENTIRE  AGREEMENT.

     This Agreement and the Option Agreement constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


HELPCITY,  INC.                             PURCHASER


By  _________________________               _____________________________

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                                   APPENDIX B

                   ACKNOWLEDGMENT OF AND AGREEMENT TO BE BOUND

        BY THE NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT OF

                                 HELPCITY, INC.

     The  undersigned,  as  transferee  of  shares  of  HELPCITY,  INC.,  hereby acknowledges  that  he  or  she has read and reviewed the terms of the Notice of

Exercise and Common Stock Purchase Agreement of HELPCITY, INC. and hereby agrees to  be  bound  by  the  terms  and conditions thereof, as if the undersigned had executed  said  Agreement  as  an  original  party  thereto.


Dated:  ____________________,  ____.


By  ___________________________

                                   APPENDIX C

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR  VALUE RECEIVED _________________________________ hereby sells, assigns and transfers unto _________________________ ________________________ (________)

shares  of  the  Common  Stock  of  HELPCITY,  INC. (the "Company"), standing in

__________  name  on  the  books  of  the Company represented by Certificate No.

___________  herewith  and  hereby  irrevocably  constitutes  and  appoints

________________  Attorney  to  transfer  said stock on the books of the Company with  full  power  of  substitution  in  the  premises.


Dated:  ____________________,  ____.


                                      -1-
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